ADDENDUM/AMENDMENT

This Amendment/Addendum shall be attached to and become part of the Offer to Lease, acceptance dated the 2nd day of December 2004 between **P. SUN'S ENTERPRISES (Landlord)** and **AXIOM CONSULTING CORPORATION (Tenant)**

Address: #1301 – 885 W. Georgia Street, Vancouver, BC

1. With reference to clause 10 of the Offer to Lease "Landlord to Determine Financial Strength of Tenant" the Landlord hereby waives this condition.

2. With reference to the cover sheet and page 1 of the Offer to Lease delete "Portion of Suite 1060" and replace it with "Suite 1301"

ALL OTHER TERMS AND CONDITIONS TO REMAIN IN FULL FORCE AND EFFECT.

Agreed to and signed in Vancouver this 10th day of March 2005.

P. SUN'S ENTERPRISES (VANCOUVER) LTD.
(Landlord)

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Authorized Signatory

Accepted and agreed to in Vancouver at this 10 day of March 2005.

AXIOM CONSULTING CORPORATION
(Tenant)

____
Authorized Signatory